UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2014

Rightside Group, Ltd.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-36262 (Commission File Number)	32-0415537 (IRS Employer Identification No.)

5808 Lake Washington Blvd. NE, Suite 300
Kirkland, Washington 98033

(Address of principal executive offices, including zip code)

(425) 289-2500

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                   Results of Operations and Financial Condition

On August 7, 2014, Rightside Group, Ltd. (the “Company”) issued a press release announcing financial results for its fiscal quarter ended June 30, 2014.  The full text of the Company’s press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated by reference herein.

The information in this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

The Company makes reference to certain non-GAAP financial measures in the press release, and will make reference to these same measures in its related earnings conference call.  A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures is contained in the attached press release.

Item 9.01                   Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release dated August 7, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rightside Group, Ltd.

By:	/s/ Taryn J. Naidu
Taryn J. Naidu
Chief Executive Officer

By:	/s/ Tracy Knox
Tracy Knox
Chief Financial Officer

Date: August 7, 2014

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated August 7, 2014